Exhibit 10.26

AMENDED AND RESTATED FIRST AMENDMENT TO INDUSTRIAL LEASE AGREEMENT

THIS AMENDED AND RESTATED FIRST AMENDMENT TO INDUSTRIAL LEASE AGREEMENT (the “Amended and Restated First Amendment”) is dated this 3rd day of February, 2023 (the “Amended and Restated First Amendment Date”) but is effective as of January 23, 2023 (the “Closing Date”), by and between VV1515 LLC, a Pennsylvania limited liability company (“Landlord”), and AMASS BRANDS, INC., a Delaware corporation (“Tenant”).

WITNESSETH:

A.       Landlord and Winc, Inc., f/k/a Club W, Inc. (“Winc”), are parties to a certain Industrial Lease Agreement dated December 8, 2015 (the “Lease”), between Landlord’s predecessor-in-interest 1515 Garnet Mine Road Holdings Limited Partnership (“GMRH”), and Winc. The Lease covers certain premises (the “Premises”) deemed to contain approximately 53,040 rentable square feet in the building commonly known as and located at 1515 Garnet Mine Road, Bethel Township, Pennsylvania, as more particularly described in the Lease.

B.       Landlord has succeeded to the rights and interests of GMRH under the Lease.

C.       On November 30, 2022, Winc and two affiliated companies, BWSC, LLC and Winc Lost Poet, LLC (collectively, the “Debtors”), each filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code, 11 U.S.C. § 101, et seq. (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), jointly administered under Case No. 22-11238 (LSS), thereby initiating a bankruptcy proceeding (the “Winc Bankruptcy Matter”).

D.       In connection with the Winc Bankruptcy Matter and pursuant to an amended and restated Asset Purchase Agreement, dated December 21, 2022 (as amended, restated, or supplemented from time to time) between Tenant and the Debtors (the “Winc Sale Agreement”), Tenant agreed to purchase substantially all of the assets of the Debtors, which includes the assumption and assignment of Winc’s interest under the Lease to Tenant in accordance with section 365 of the Bankruptcy Code and any order approving the Winc Sale Agreement by the Bankruptcy Court.

E.       Landlord and Tenant entered into that First Amendment to Industrial Lease Agreement dated January 16, 2023 (the “Amendment”).

F.       Upon the closing of the transactions contemplated by the Winc Sale Agreement (the “Closing”), Tenant assumed all of Winc’s duties and obligations under the Lease (as amended by the Amendment).

G.       Closing under the Winc Sale Agreement took place on the Closing Date.

H.       Landlord and Tenant now desire to amend and restate the Amendment pursuant to the terms and conditions of this Amended and Restated First Amendment.

NOW THEREFORE, in consideration of the Premises and the mutual covenants herein expressed, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereby agree and further amend the Lease as follows:

1.       Recitals; Defined Terms. The recitals are incorporated herein by reference. Any and all terms not defined herein shall have the meanings set forth in the Lease.

2.       Intentionally Deleted.

3.       Term. The Term of the Lease is hereby extended for a period of sixty (60) months and the expiration date of the Term is hereby amended to be the final day of the month in which the sixty (60) month anniversary of the Closing Date falls. From and after the Closing Date, Base Rent shall be payable as follows:

Time Period	Aggregate Base Rent Over the Time Period	Monthly Installment of Base Rent	Annual Increase Percentage	$/ R.S.F.
Closing Date – 1st Anniversary of Closing Date	$377,114.40	$31,426.20	N/A	$7.11
1st – 2nd Anniversary of Closing Date	$384,656.64	$32,054.72	2.0%	$7.25
2nd – 3rd Anniversary of Closing Date	$392,349.82	$32,695.82	2.0%	$7.40
3rd – 4th Anniversary of Closing Date	$400,196.76	$33,349.73	2.0%	$7.55
4th – 5th Anniversary of Closing Date (Expiration Date)	$408,200.76	$34,016.73	2.0%	$7.70

4.       Tenant Construction Allowance.

a.       As an inducement to the execution and delivery of this Amended and Restated First Amendment and the performance by Tenant of all obligations under the Lease, as amended by this Amended and Restated First Amendment, Landlord agrees to pay to Tenant, Tenant’s contractor or Tenant’s designee, in consideration therefor, to be applied only toward the hard costs of tenant improvement work at the Premises (“Tenant’s Work”) and paid to independent third parties directly attributable to Tenant’s Work, an amount not to exceed Forty Thousand and 00/100 Dollars ($40,000.00) (the “Construction Allowance”) within thirty (30) days of the full satisfaction of each of the following conditions:

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i.       Closing has occurred;

ii.       Tenant has taken possession of and is operating in the Premises;

iii.       an Event of Default by Tenant is not then continuing and the Lease is in full force and effect;

iv.       the Premises, including all installations therein, are free and clear of all liens, security interests, charges and encumbrances and there are no judgments, levies, attachments, liens or tax liens pending (or threatened) or in effect with respect to Tenant and/or the Premises;

v.       Landlord has been provided and has reasonably approved Tenant’s plans and specifications for Tenant’s Work, and Landlord has reasonably approved Tenant’s contractors, who shall have provided adequate evidence of insurance naming Landlord and any Landlord Mortgagee as additional insureds or loss payees (as their interests may appear);

vi.       Landlord has received from Tenant a final release of liens from all contractors and subcontractors that performed Tenant’s Work in a form reasonably acceptable to Landlord;

vii.       Landlord has received from Tenant an itemized detailed receipt evidencing the amount paid by the Tenant for hard costs and soft costs on account of Tenant’s Work; and

viii.       Landlord has received from Tenant the final as-built plans any and all third-party guaranties warranties for Tenant’s Work.

The Construction Allowance shall continue to be available to Tenant for reimbursement of Tenant’s Work in accordance with this Section 4.a until the earlier of (i) the date that the Construction Allowance is fully expended, (ii) Landlord’s timely receipt of the Construction Allowance Conversion Notice (as hereinafter defined), or (iii) twenty-four (24) months following the Closing Date.

b.       So long as no monetary or material non-monetary Event of Default by Tenant, or an event or condition which, with notice, the passage of time or both, would become an Event of Default, exists under the terms of the Lease, as amended by this Amendment, at the time of Landlord’s receipt of the Construction Allowance Conversion Notice, Tenant shall have the right to deliver written notice received by Landlord no later than twenty-four (24) months following the Closing Date (such notice being the “Construction Allowance Conversion Notice”), upon which the entire portion of the Construction Allowance not previously utilized pursuant to Section 4.a herein shall be applied as a credit (the “Construction Allowance Credit”) against Tenant’s Proportionate Share of Operating Costs payable under the Lease, as amended by this Amended and Restated First Amendment.

c.       If at any time during the Term a monetary or material non-monetary Event of Default by Tenant occurs, the Construction Allowance and, if applicable, Construction Allowance Credit provided for herein shall immediately become void and Tenant shall promptly reimburse Landlord for, in addition to all other amounts due to Landlord under this Lease, the full amount of the Construction Allowance herein actually paid by Landlord and the full amount of the Construction Allowance Credit herein actually applied by Landlord.

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5.       Security Deposit. Notwithstanding anything in the Lease to the contrary, the Security Deposit shall be in the form of an aggregate Three Hundred Thousand and 00/100 ($300,000.00) in cash, which shall be delivered to Landlord according to the following schedule:

a.       Fifty Thousand and 03/100 Dollars ($50,000.03) of the Security Deposit shall be payable upon Tenant’s execution of this Amended and Restated First Amendment.

b.       So long as no monetary or material non-monetary Event of Default by Tenant, or an event or condition which, with notice, the passage of time or both, would become an Event of Default, exists under the terms of the Lease, as amended by this Amended and Restated First Amendment, from the Closing Date through the delivery of the final Security Deposit Installment Payment (as hereinafter defined), the remaining Two Hundred Fifty Thousand and 00/100 Dollar ($250,000.00) balance of the Security Deposit (the “Outstanding Security Deposit Balance”) shall be due and payable in eleven (11) equal monthly installments of Twenty-Seven Thousand Seven Hundred Twenty-Seven and 27/100 Dollars ($22,727.27) (each such installment being a “Security Deposit Installment Payment”), as Additional Rent, each of which shall be due and payable in advance on the first (1st) day of each and every calendar month beginning February 1, 2023, with the final Security Deposit Installment Payment being received by Landlord on or before December 1, 2023, together with the regular payment of Rent under the Lease. In the event that Tenant defaults under the Lease, as amended by this Amended and Restated First Amendment, beyond any applicable notice and cure period, in addition to any additional remedies Landlord may have under the Lease or under applicable law, the entire Outstanding Security Deposit shall become immediately due and payable under the Lease.

6.       Renewal Option. Tenant hereby waives any and all rights Tenant may have or have had under the Lease relating to the exercise of any renewal options and/or extensions of the Term of the Lease. All provisions of the Lease granting any such rights are hereby rendered null and void and of no further force and effect including, but not limited to, the “Renewal Option” Section in the Basic Lease Information of the Lease and Exhibit I of the Lease.

7.       Option to Expand. Tenant hereby waives any and all rights Tenant may have or have had under the Lease relating to the leasing of any portion of the Complex not included in the Premises including, but not limited to, the High-Bay Space. All provisions of the Lease granting any such rights are hereby rendered null and void and of no further force and effect including, but not limited to, Section 28 of the Lease.

8.       Corporate Sublease; Corporate Transfer. So long as no monetary or material non-monetary Event of Default by Tenant, or an event or condition which, with notice, the passage of time or both, would become an Event of Default, exists under the terms of the Lease, as amended by this Amended and Restated First Amendment, at the time of Landlord’s receipt of written notice of the Corporate Sublease (as hereinafter defined) through the effectiveness thereof, Landlord’s consent shall not be required in the event of a sublease of the entire Premises (a “Corporate Sublease”) by Tenant to any Tenant Affiliate, provided that (i) such Corporate Sublease is not intended to permit nor shall permit Tenant to avoid its obligations under the Lease, as amended by this Amended and Restated First Amendment, (ii) such Corporate Sublease shall not release Tenant from its obligations under the Lease, as amended by this Amended and Restated First Amendment, and Tenant shall be jointly and severally liable with such Tenant Affiliate; provided that if Landlord’s consent is required, such consent shall not be unreasonably withheld. Tenant shall promptly provide written notice to Landlord of any Corporate Sublease to a Tenant Affiliate as well as a copy of the Corporate Sublease and contact information for such Tenant Affiliate including, but not limited to, the name, phone number, email address, and mailing address of a primary contact for the Tenant Affiliate, in addition to any and all additional documents and items that Landlord may reasonably request. Furthermore, notwithstanding anything in the Lease to the contrary, in the event of any Corporate Transfer by Tenant, such Corporate Transfer shall not release Tenant from its obligations under the Lease, as amended by this Amended and Restated First Amendment, and Tenant shall be jointly and severally liable with such transferee.

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9.       BWSC Sublease.

a.       Subject to the terms and conditions in this Amended and Restated First Amendment, Landlord hereby consents to the subletting by Tenant of the Subleased Premises (as defined in the BWSC Sublease (as hereinafter defined)) to BWSC, LLC (“Subtenant”) pursuant to the Sublease Agreement between Tenant and Subtenant, in the exact form attached hereto as Exhibit “A” and made a part hereof (the “BWSC Sublease”). Landlord’s consent contained herein shall not waive its rights under the Lease, as amended by this Amended and Restated First Amendment, as to any subsequent assignment, sublease, or other transfer. Tenant shall deliver to Landlord a copy of the fully executed BWSC Sublease within two (2) days of the full and complete execution thereof along with BWSC’s contact information (including, but not limited to, its primary contact person, phone number, mailing address, and email address).

b.       Tenant agrees and acknowledges that Landlord shall have no obligation or liability under the terms of the Sublease, notwithstanding anything in the Sublease to the contrary. Without limiting the generality of the foregoing, Landlord shall have no liability (and shall not be bound by) any modifications, deletions or waivers of any provision of the Lease contained in or implied by the Sublease that Landlord has not agreed to specifically in writing (and Landlord’s consent granted hereunder shall not constitute such agreement by Landlord). Additionally, Landlord shall have no obligation to give notice of any default under the Lease except to Tenant (and only to the extent required under the Lease) and shall have no obligation to deal with any party other than Tenant with respect to the Lease or the Subleased Premises. Nothing in this Amended and Restated First Amendment or otherwise shall create privity of estate between Landlord and Subtenant with respect to the Subleased Premises.

c.       To the fullest extent allowed by law, Tenant shall indemnify, defend, and hold harmless Landlord from and against any and all loss, liability, attorneys’ fees, expenses and claims arising out of any injury to person or damage to property on or about the Subleased Premises caused by any act or omission of Subtenant, its agents, servants, contractors, employees or invitees.

d.       Subject to Section 11(c) of the Lease, in the event of any default by Tenant under the Lease, Landlord may, at its option, substitute itself for the Tenant as sublessor under the Sublease, and, in such event, Subtenant shall attorn to Landlord and to be bound to Landlord under all of the terms, covenants and conditions of the Sublease for the balance of the term thereof remaining, with the same force and effect as if Landlord were the direct lessor under the Sublease. The respective rights and obligations of Subtenant and Landlord upon such attornment, to the extent of the then remaining balance of the term of the Sublease, shall be the same as are now set forth therein. In addition, in the event of any default by Subtenant under the Sublease, Landlord may pursue any remedies that it may have, either as landlord under the Lease or as sublessor under the Sublease, directly against Subtenant for such default, and, without limiting the foregoing, Landlord shall have the right to proceed directly against Subtenant for the collection of any rent that may be due under the Sublease.

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10.       Notices. The Lease is amended to provide that Landlord’s address for notices required or permitted under the Lease shall be as follows:

c/o Velocity Venture Partners LLC
One Belmont Avenue, Suite 520
Bala Cynwyd, PA 19004
Attn: Mr. Zachary Moore, Member

With a copy to:
c/o Velocity Venture Partners LLC
One Belmont Avenue, Suite 520
Bala Cynwyd, PA 19004 Attn: Legal Department
Email: legal@velocityinv.com

11.       Confession of Judgment. Landlord’s remedies, as set forth in the Lease, are hereby ratified and confirmed in all respects, specifically including (without limitation) the following confession of judgment clauses of the Lease which are hereby restated in their entirety, and by which Tenant shall continue to be bound and which shall be and remain in full force and effect notwithstanding this Amended and Restated First Amendment:

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FOR VALUE RECEIVED AND UPON THE OCCURRENCE OF AN EVENT OF DEFAULT HEREUNDER, TENANT DOES HEREBY EMPOWER ANY PROTHONOTARY OR ANY ATTORNEY OR ANY COURT OF RECORD WITHIN THE UNITED STATES OR THE COMMONWEALTH OF PENNSYLVANIA, TO APPEAR FOR TENANT AND WITH OR WITHOUT COMPLAINT FILED, CONFESS JUDGMENT OR A SERIES OF JUDGMENTS AGAINST TENANT AND IN FAVOR OF LANDLORD, ITS SUCCESSORS OR ASSIGNS, AS OF ANY TERM OR TERMS, FOR THE SUM DUE BY REASON OF SAID DEFAULT IN THE PAYMENT OF RENT, BASE RENT AND OTHER SUMS DUE UNDER THIS LEASE, ADDITIONAL RENT, AND ACCELERATED RENT AND FOR THE SUM DUE BY REASON OF ANY BREACH OF COVENANT OR CONDITION BROKEN BY TENANT, WITH COSTS OF SUIT AND ATIORNEYS’ COMMISSION OF TEN PERCENT (10%) FOR COLLECTION, AND FORTHWITH ISSUE A WRIT OR WRITS OF EXECUTION THEREON WITHOUT STAY OF EXECUTION. TENANT WAIVES AND RELEASES ALL ERRORS, DEFECTS AND IMPERFECTIONS IN ENTERING SAID JUDGMENT OR IN ANY WRIT, OR PROCESS OR PROCEEDING THEREON AND FOR THE CONFESSION AND ENTRY OF SUCH JUDGMENT, THIS LEASE OR A TRUE AND CORRECT COPY THEREOF SHALL BE SUFFICIENT WARRANT AND AUTHORITY. THE AUTHORITY AND POWER CONTAINED HEREIN SHALL NOT BE EXHAUSTED BY ONE EXERCISE THEREOF BUT JUDGMENT MAY BE CONFESSED AS AFORESAID FROM TIME TO TIME AS OFTEN AS THERE IS AN OCCURRENCE OF ANY EVENT OF DEFAULT, AND FURTHERMORE SUCH AUTHORITY AND POWER MAY BE EXERCISED DURING THE ORIGINAL TERM AND ANY EXTENSION OR RENEWAL THEREOF, OR AFTER THE EXPIRATION OR EARLIER TERMINATION OF THE TERM HEREOF. FOR VALUE RECEIVED AND UPON THE OCCURRENCE OF A DEFAULT HEREUNDER, OR UPON TERMINATION OF THE TERM OF THIS LEASE OR OTHER TERMINATION OF THIS LEASE DURING THE TERM OR ANY RENEWAL THEREOF, TENANT FURTHER AUTHORIZES AND EMPOWERS ANY SUCH ATTORNEY OR PROTHONOTARY (EITHER IN ADDITION TO OR WITHOUT SUCH JUDGMENT FOR THE AMOUNT DUE ACCORDING TO THE TERMS OF THIS LEASE) TO APPEAR FOR TENANT AND ANY OTHER PERSON CLAIMING UNDER, BY OR THROUGH TENANT, AND CONFESS JUDGMENT FORTHWITH AGAINST TENANT AND SUCH OTHER PERSONS AND IN FAVOR OF LANDLORD IN AN AMICABLE ACTION OF EJECTMENT FOR THE PREMISES FILED IN THE COMMONWEALTH OF PENNSYLVANIA, WITH RELEASE OF ALL ERRORS AND WITHOUT STAY OF EXECUTION. LANDLORD MAY FORTHWITH ISSUE A WRIT OR WRITS OF EXECUTION FOR POSSESSION OF THE PREMISES AND, AT LANDLORD’S OPTION, FOR THE AMOUNT OF ANY JUDGMENT, AND ALL COSTS, INCLUDING THE FEES OF ATIORNEYS AND OTHER PROFESSIONALS AND EXPERTS, WITHOUT LEAVE OF COURT, AND LANDLORD MAY, BY LEGAL PROCESS, WITHOUT NOTICE REENTER AND EXPEL TENANT FROM THE PREMISES, AND ALSO ANY PERSONS HOLDING UNDER TENANT FOR WHICH THIS LEASE OR A TRUE AND CORRECT COPY THEREOF SHALL BE SUFFICIENT WARRANT, WHEREUPON, IF LANDLORD SO DESIRES, A WRIT OF POSSESSION MAY ISSUE FORTHWITH, WITHOUT ANY PRIOR WRIT OR PROCEEDINGS WHATSOEVER, AND PROVIDED THAT IF FOR ANY REASON AFTER SUCH ACTION SHALL HAVE BEEN COMMENCED THE SAME SHALL BE TERMINATED AND POSSESSION REMAIN IN OR BE RESTORED TO TENANT, LANDLORD SHALL HAVE THE RIGHT UPON ANY SUBSEQUENT DEFAULT OR DEFAULTS, OR UPON THE TERMINATION OF CANCELLATION OF THIS LEASE AS HEREINBEFORE SET FORTH, TO BRING ONE OR MORE AMICABLE ACTION OR ACTIONS AS HEREINBEFORE SET FORTH TO RECOVER POSSESSION AS AFORESAID.

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AMASS BRANDS, INC.,
a Delaware corporation

By:	/s/ Krishna Shivdasani
Name: Krishna Shivdasani
Title: Chief Strategy Officer

12.       Condition of Premises. TENANT ACKNOWLEDGES THAT TENANT ALREADY OCCUPIES THE PREMISES AND TENANT ACCEPTS THE PREMISES IN ITS “AS IS, WHERE IS, WITH ALL FAULTS” CONDITION, WITHOUT ANY OBLIGATION OF LANDLORD TO MAKE ANY IMPROVEMENTS, ALTERATIONS OR REPAIRS THERETO EXCEPT TO THE EXTENT REQUIRED PURSUANT TO SECTION 8(b) OF THE LEASE. TENANT ACKNOWLEDGES THAT EXCEPT AS EXPRESSLY SET FORTH IN THE ORIGINAL LEASE (IF ANY) LANDLORD HAS MADE NO REPRESENTATIONS OR WARRANTIES CONCERNING THE PROPERTY, THE BUILDING, THE PREMISES OR THEIR FITNESS FOR TENANT’S PURPOSES.

13.       Brokers. Each of the parties represents and warrants to the other that it has not dealt with any broker or finder in connection with this Amended and Restated First Amendment and each party hereto indemnifies and holds the other harmless from any and all losses, liability, costs or expenses (including attorneys’ fees) incurred as a result of any alleged breach by such party of the foregoing representation and warranty.

14.       Tenant Estoppel. Tenant hereby certifies to Landlord that, as of the date of this Amended and Restated First Amendment, (a) the Lease is in full force and effect, (b) the Lease constitutes the entire understanding between Landlord and Tenant with respect to the Premises, and Tenant is not entitled to any outstanding rent abatement, set-off or other incentive, (c) all improvements to the Premises required to be made by Landlord or Tenant under the Lease have been made, and any improvement allowances to be paid or concessions granted to Tenant (if any) have been fully paid or are provided for in this Amended and Restated First Amendment and, (d) Landlord is not in default of any obligations of Landlord to Tenant under the Lease.

15.       Expansion, Renewal, and Termination Rights. Tenant hereby waives any and all rights Tenant may have under the Lease relating to the leasing of any portion of the Complex not included in the Premises, to the renewal and/or extension of the Term, and/or to the early termination of the Lease. All provisions of the Lease granting any such rights are hereby rendered null and void and of no further force and effect.

16.       Ratification of Lease. If there is any conflict between the terms and provisions of the Lease and the terms and provisions of this Amended and Restated First Amendment, the terms and provisions of this Amended and Restated First Amendment shall prevail. Landlord and Tenant hereby acknowledge and agree that, except as provided in this Amended and Restated First Amendment, the Lease has not been modified, amended, canceled, terminated, released, superseded or otherwise rendered of no force or effect. Landlord and Tenant ratify and affirm the Lease as modified by this Amended and Restated First Amendment. Except as herein otherwise expressly provided, or except as the terms of the Lease may be in conflict with or inconsistent with the terms of this Amended and Restated First Amendment, all of the terms, covenants and provisions of the Lease are hereby incorporated into and made a part of this Amended and Restated First Amendment as if fully set forth herein.

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17.       Paragraph Headings. Paragraph headings are for convenience of reference only and in no way define, describe or limit the scope or intent of this Amended and Restated First Amendment or any of the provisions hereof.

18.       Counterparts. This Amended and Restated First Amendment may be executed in two or more counterpart copies, and may be executed and/or delivered by facsimile, “PDF” or other electronic means, each of which shall be deemed to be an original and all of which counterparts shall have the same force and effect as if the parties hereto had executed a single copy of this Amended and Restated First Amendment.

19.       Intention. This Amended and Restated First Amendment together with the Lease sets forth all the promises, agreements, conditions and understandings between Landlord and Tenant relative to the Premises and that there are no oral promises, agreements, conditions or understandings between the parties with respect thereto.

20.       Severability. If any provision of this Amended and Restated First Amendment, the deletion of which would not adversely affect the receipt of any material benefit by either party hereunder, shall be held invalid or unenforceable to any extent, the remaining provisions of this Amended and Restated First Amendment shall not be affected thereby and each of said provisions shall be valid and enforceable to the fullest extent permitted by law.

21.       Governing Law; Venue. This Amended and Restated First Amendment shall be governed by the laws of the Commonwealth of Pennsylvania. Tenant hereby irrevocably consents to the exclusive, concurrent jurisdiction of the Court of Common Pleas of Delaware County, Pennsylvania, and the United States District Court for the Eastern District of Pennsylvania. Tenant waives any objection to jurisdiction and venue of any action instituted against it or them and agrees not to assert any defense based upon lack of jurisdiction or venue. TENANT AND LANDLORD EACH HEREBY VOLUNTARILY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM BROUGHT BY EITHER PARTY AGAINST THE OTHER PARTY ON ANY MATTER WHATSOEVER OR IN ANY WAY CONNECTED WITH THE LEASE AND THIS AMENDED AND RESTATED FIRST AMENDMENT. SUCH WAIVER SHALL SURVIVE THE LEASE’S TERMINATION.

22.       Survival. All obligations of Tenant under the Lease which cannot be ascertained to have been fully performed prior to the expiration or earlier termination of the Lease shall survive the expiration or earlier termination of the Lease. This Amended and Restated First Amendment shall supersede the Amendment and the Amendment shall be of no further force and effect.

23.       Successors and Assigns. This Amended and Restated First Amendment shall inure to the benefit of, be enforceable by and against, and be binding upon, the successors and assigns of Landlord and the permitted successors and assigns of Tenant.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the day and year first above written.

LANDLORD:

VV1515 LLC,
a Pennsylvania limited liability company

By:	/s/ Zachary Moore
Zachary Moore, Authorized Signatory

TENANT:

AMASS BRANDS, INC.,
a Delaware corporation

By:	/s/ Krishna Shivdasani
Name: Krishna Shivdasani
Title: Chief Strategy Officer

[Signature Page to Amended and Restated First Amendment to Industrial Lease]

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EXHIBIT “A”

BWSC SUBLEASE

SUBLEASE AGREEMENT

THIS Sublease Agreement (“Agreement”) is made as of this____day of February, 2023, by and between AMASS BRANDS, INC. a DELAWARE LIMITED LIABILITY COMPANY (“Sublandlord”) and BWSC, LLC, a DELAWARE LIMITED LIABILITY Company (“Subtenant”) as seen and consented to by VV1515 LLC, a Pennsylvania Limited Liability Company (“Prime Landlord”).

RECITALS

WHEREAS, 1515 Garnet Mine Road Holdings Limited Partnership, Prime Landlord’s predecessor in interest, and Sublandlord entered into that certain Industrial Lease Agreement dated December 8, 2015, (the “Prime Lease”), pursuant to which Sublandlord leased from Prime Landlord approximately 53,040 rentable square feet of space (the “Premises”) in the building located at 1515 Garnet Mine Road, Bethel Township, Pennsylvania (the “Building”);

WHEREAS, Sublandlord and Subtenant entered into a Transition Services Agreement dated January 23, 2023 (“TSA”); and

WHEREAS, Sublandlord desires to sublease to Subtenant, and Subtenant desires to sublease from Sublandlord, a portion of the Subleased Premises.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Sublandlord and Subtenant agree as follows:

1.       Demise and Term.

(a)       Effective_____, 2023 (the “Effective Date”), Sublandlord hereby leases to Subtenant, and Subtenant hereby leases from Sublandlord, the Premises.

(b)       The term of this Agreement (the “Term”) shall be the period commencing on the Effective Date and shall be coterminous with the Transition Services Agreement such that the Term shall expire no later than the expiration date of the TSA (the “Expiration Date”), unless sooner terminated pursuant to the terms of this Agreement or the Prime Lease. Notwithstanding the foregoing, Sublandlord shall have the right to terminate this Agreement by providing Subtenant with written notice (“Termination Notice”). Upon delivery of such Termination Notice, this Agreement shall terminate and be of no further force or effect.

2.       RENT. Commencing on the Effective Date, Subtenant shall pay to Sublandlord as rent, the sum of One Hundred and No/100 Dollars ($100.00) (the “Subtenant Rent”) during the Term, on or before the first day of each month during the Term, to the extent such funds are available, or made available to Subtenant to do so. If the Term begins or ends on a day other than the first or last day of a month, the Subtenant Rent shall be prorated for such partial month on a per diem basis.

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3.       Incorporation by Reference.

(a)     Except as otherwise set forth in this Agreement, all applicable terms and conditions of the Prime Lease are incorporated into and made a part of this Agreement as if Sublandlord were the landlord thereunder and Subtenant the tenant thereunder.

(b)     If the Prime Lease terminates, this Agreement shall terminate and the parties shall be relieved of any further liability or obligation under this Agreement.

4.       CONDITION of the Subleased Premises. Subtenant hereby accepts the Subleased Premises, in its “as is” condition existing on the Effective Date.

5.       Miscellaneous Provisions.

(a)       Further Assurances. The parties agree, without further consideration, that each shall execute and deliver any and all further instruments and documents, and take such further actions, as the other party may reasonably request or as may reasonably be required in order to more effectively to carry out the provisions of this Agreement.

(b)       Severability. If any term, provision, covenant or condition of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then such term, provision, covenant or condition shall be interpreted so as to be enforceable to the fullest extent permitted by law, and the remaining terms, provisions, covenants and conditions contained herein shall not be affected hereby.

(c)       Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(d)       Conflicts between this Agreement and the Prime Lease. With respect to the relationship between the Sublandlord and the Subtenant, the terms and conditions of this Agreement shall take precedence with respect to any conflict between the terms and conditions contained herein and the terms and conditions of the Prime Lease.

(e)       Governing Law. This Agreement shall be governed and interpreted under the laws of the Commonwealth of Pennsylvania without regard to its conflicts of laws provisions.

(f)       Underlying Lease Agreement. This Sublease and Subtenant’s rights under this Sublease shall at all times be subject and subordinate to the underlying Prime Lease. Subtenant acknowledges that any termination of the underlying Prime Lease shall extinguish this Sublease. Prime Landlord’s consent to this Sublease shall not make Prime Landlord a party to this Sublease, shall not create any privity of contract between Prime Landlord and Subtenant or other contractual liability or duty on the part of the Prime Landlord to the Subtenant, shall not constitute its consent or waiver of consent to any subsequent sublease or sub-sublease, and shall not in any manner increase, decrease or otherwise affect the rights and obligations of Prime Landlord and Tenant under the underlying Prime Lease. Subtenant shall have no right to assign this Sublease or further sublet the Subleased Premises without the prior written consent of Landlord. Any term of this Sublease that in any way conflicts with or alters the provisions of the underlying Prime Lease shall be of no effect as to Prime Landlord and Prime Landlord shall not assume any obligations as landlord under the Sublease and Subtenant shall not acquire any rights under the Sublease directly assertable against Prime Landlord under the underlying Lease. Tenant hereby collaterally assigns to Prime Landlord this Sublease and any and all payments due to Tenant from Subtenant as additional security for Tenant’s performance of all of its covenants and obligations under the underlying Prime Lease, and, during the pendency of any event of default under the underlying Prime Lease, authorizes Prime Landlord to collect the same directly from Subtenant and otherwise administer the provisions of this Sublease, at the option of Prime Landlord. Subtenant hereby consents to such collateral assignment of this Sublease to Landlord and agrees to observe its obligations created hereby.

[SIGNATURES ON NEXT PAGE]

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IN Witness Whereof, the parties hereto have duly executed this Agreement as of the date first above written.

SUBLANDLORD:

AMASS BRANDS, INC.

By:	/s/ Krishna Shivdasani
Name: Krishna Shivdasani
Title: Chief Strategy Officer

SUBTENANT

BWSC, LLC

By:
Name:
Title:

Seen and consent to by:

LANDLORD:

VV1515 LLC,
a Pennsylvania limited liability company

By:	/s/ Zachary Moore
Zachary Moore, Authorized Signatory

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